Vestaur Securities, Inc.
ANNUAL REPORT TO SHAREHOLDERS
November 30, 2002

Board Of Directors Glen T. Insley Steven S. Elbaum Paul B. Fay, Jr. John C. Jansing Charles P. Pizzi Philip R. Reynolds Marciarose Shestack Robert E. Shultz Dung Vukhac	Officers

Glen T. Insley
    Chairman
Dung Vukhac
    President
Doug Williams
    Vice President
Richard Cryan
    Vice President
Carol Kosel
    Treasurer
Brian McCarthy
    Assistant Treasurer
Maureen Towle
Assistant Secretary

ADVISOR
Evergreen Investment
Management Company, LLC
(a subsidiary of Wachovia Corporation)

VESTAUR SECURITIES, INC.
Evergreen Investment Management Company, LLC
123 South Broad Street, 2nd Floor
Philadelphia, PA 19109

Vestaur Securities, Inc.
Letter to Shareholders
Annual report for the 12-month period ended November 30, 2002

Dear Fellow Shareholders:

Treasury securities staged a strong rally in the second half of the fund’s fiscal year. The fear of tighter monetary policy gave way to expectation of additional interest rate easing by the Federal Reserve Board. The yields on Treasury bonds fell 60 to 80 basis points while yields on Treasury notes fell by more than 100 basis points. Factors contributing to the drastic change in market sentiment included a slumping stock market, heightened risk of war with Iraq and rising fear of a double-dip recession accompanied by deflation. Over the fund’s fiscal year, the entire Treasury yield curve shifted down by 25 to 80 basis points, enabling the Lehman Treasury Index to post a strong total return of 7.9%.

The total return of mortgage-backed securities and corporate bonds lagged Treasuries by a wide margin in the second half of the fiscal year. The Lehman Mortgage-Backed Index and the Lehman Credit Index returned 3.8% and 4.8%, respectively, while the Lehman Treasury Index returned 6.7%. Record low mortgage rates and refinancing activities raised prepayment fears and limited price appreciation of premium coupon mortgage pools. Liquidity, legal, accounting and profitability concerns caused corporate yield spreads to widen versus Treasuries. Reflecting rising credit risk aversion within the corporate sector during the period, lower credit ratings corresponded to weaker total return. For example, in the Lehman Corporate Index, AAA-rated corporate bonds returned 6.1% while BBB-rated bonds returned a mere 2.9%. Hardest hit in the bond universe was the sub-investment grade sector, which registered a total return of -5.4%. There were also wide disparities in performance among industries as investors shunned bonds in the telecommunication, cable, media, aerospace and utility sectors.

At this writing, we doubt that the fear of a double-dip recession and deflation is warranted. Holiday sales at retail establishments have been below expectations. Auto sales, however, were better than expected in response to additional incentives. While the surge of the Institute for Supply Management (ISM) Composite Index for Manufacturing in December may overstate the strength of manufacturing activity due to seasonal adjustment problems, it does suggest that the U.S. economy may be nearing the end of its “soft patch.” We expect gross domestic product (GDP) growth to pick up gradually in the coming quarters with unemployment holding near 6%. A sizeable fiscal stimulus package has been readied by the Bush administration for action by Congress. While the size and timing of any tax legislation remain uncertain, a combination of low interest rates, additional tax cuts and mild inflation may help sustain real consumer spending gains in the vicinity of 2.5% this year. Capital spending should gain traction as the year progresses in response to better corporate profits, improved capacity utilization and the need to update or replace equipment put in place to meet Y2K requirements. Decreased spending at state and local levels due to fiscal woes is expected to be offset by increased federal outlays for national security.

Nevertheless, we are not bearish on the outlook for the bond market, particularly with respect to corporate bonds, which account for 88% of Vestaur’s portfolio. Given our projection of moderate GDP growth and tame inflation, we are skeptical of the consensus view that the Fed will start raising interest rates as early as mid-year. Commodity prices are on an up-trend but the increases are not likely to be passed on to consumers. Domestic unit labor costs continue to be restrained by a slack labor market and record labor productivity growth while business lacks pricing power due to substantial excess capacity worldwide. With the federal funds rate close to 1%, the Fed is not likely to risk tightening policy prematurely for fear of inducing an unmanageable recession. Treasury yields will most likely be volatile with an upward bias due to increased supply resulting from higher budget deficits. Any rate spike should be self-limiting due to its potentially negative impact on interest-sensitive economic sectors. Corporate bond spreads, on the other hand, may continue to narrow from recent record levels as corporate profits recover and balance sheets improve.

Your investment portfolio continues to be managed by the same team at Evergreen Investment Management Company, LLC, with the primary objective of maintaining a high level of current income through a diversified portfolio of fixed income securities. The management team emphasizes selectivity and diversification to control portfolio exposure to specific credit risks. Its concentrated exposure to corporate bonds rated A or lower prevented the portfolio from keeping pace with broad market indexes in the second half of the past fiscal year. However, we believe that with a yield to maturity of 7.25% and a neutral duration posture of 5.5 years, the portfolio is well positioned for the coming market environment.

The net assets of the fund on November 30, 2002, stood at $91,666,003 or $13.22 per share compared to $94,576,739 or $13.79 per share on November 30, 2001, reflecting the impact of sharply wider corporate yield spreads that more than offset the decline in Treasury yields. At the December 11, 2002, Directors meeting, Vestaur Securities, Inc. declared the regular quarterly income dividend of 23 cents per share, in line with current portfolio yield. This dividend is payable on January 15, 2003, to shareholders of record on December 31, 2002. We would like to take this opportunity to thank you for your ongoing confidence in Vestaur Securities, Inc. and look forward to providing you with continued quality investment services.

Sincerely,

Glen T. Insley, CFA
Chairman of the Board
January 6, 2003

SCHEDULE OF INVESTMENTS     November 30, 2002

	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS 1.9%
Residential Accredit Loans, Inc., Ser. 1997-QS3, Class M2, 7.75%, 04/25/2027	$ 1,660,661	$ 1,691,840
CORPORATE BONDS 81.3%
CONSUMER DISCRETIONARY 15.9%
Auto Components 0.4%
Collins & Aikman Products Co., 11.50%, 04/15/2006	135,000	115,425
CSK Auto, Inc., 12.00%, 06/15/2006	250,000	268,750
384,175
Hotels, Restaurants & Leisure 5.0%
Argosy Gaming Co., 10.75%, 06/01/2009	250,000	279,375
Aztar Corp., 8.875%, 05/15/2007	400,000	411,000
Darden Restaurant, Inc., 7.125%, 02/01/2016	500,000	544,669
Hollywood Casino Shreveport, 13.00%, 08/01/2006	400,000	414,000
Horseshoe Gaming Holdings, Ser. B, 8.625%, 05/15/2009	400,000	428,000
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	250,000	251,875
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	250,000	273,125
Meristar Hospitality Corp., 9.00%, 01/15/2008	250,000	232,500
MGM Mirage, Inc., 8.50%, 09/15/2010	665,000	724,502
Mohegan Tribal Gaming Authority, 8.00%, 04/01/2012	250,000	265,000
Six Flags, Inc., 8.875%, 02/01/2010	250,000	233,750
Station Casinos, Inc., 9.875%, 07/01/2010	250,000	274,375
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	250,000	275,000
4,607,171
Household Durables 1.3%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	250,000	271,875
MDC Holdings, Inc., 8.375%, 02/01/2008	250,000	261,250
Meritage Corp., 9.75%, 06/01/2011	250,000	264,375
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007	250,000	241,250
WCI Communities, Inc., 9.125%, 05/01/2012	210,000	189,000
1,227,750
Media 7.2%
EchoStar DBS Corp., 9.375%, 02/01/2009	250,000	258,750
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	250,000	261,875
Hollinger International, Inc., 9.25%, 02/01/2006	250,000	251,875
Lenfest Communications, Inc., 8.375%, 11/01/2005	1,150,000	1,168,416
LIN Television Corp., 8.375%, 03/01/2008	250,000	262,500
News America Holdings, Inc., 9.50%, 07/15/2024	500,000	558,379
R H Donnelley Finance Corp. I, 10.875%, 12/15/2012 144A	25,000	26,656
Shaw Communications, Inc., 8.25%, 04/11/2010	500,000	453,025
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2007	250,000	262,188
Time Warner, Inc., 9.125%, 01/15/2013	2,700,000	3,071,415
6,575,079
Multi-line Retail 0.4%
Wal-Mart Stores, Inc., 8.85%, 01/02/2015	$ 300,000	$ 372,190
Specialty Retail 1.6%
Cole National Group, Inc., 8.875%, 05/15/2012	400,000	362,000
Michaels Stores, Inc., 9.25%, 07/01/2009	250,000	265,000
Office Depot, Inc., 10.00%, 07/15/2008	250,000	285,000
Petco Animal Supplies, Inc., 10.75%, 11/01/2011	250,000	280,000
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011	250,000	246,250
1,438,250
CONSUMER STAPLES 1.7%
Beverages 0.6%
Panamerican Beverages, Inc., Ser. A, 7.25%, 07/01/2009	500,000	488,705
Food & Drug Retailing 0.5%
Marsh Supermarket, Inc., Ser. B, 8.875%, 08/01/2007	250,000	227,500
Roundy’s, Inc., 8.875%, 06/15/2012 144A	250,000	252,500
480,000
Food Products 0.6%
Earthgrains Co., 8.50%, 08/01/2005	500,000	567,607
ENERGY 11.1%
Energy Equipment & Services 0.7%
Dresser, Inc., 9.375%, 04/15/2011	400,000	386,000
SESI LLC, 8.875%, 05/15/2011	250,000	256,250
642,250
Oil & Gas 10.4%
Atlantic Richfield Co., 10.875%, 07/15/2005	750,000	901,150
Chesapeake Energy Corp., 8.125%, 04/01/2011	250,000	263,750
Diamond Shamrock, Inc., 8.00%, 04/01/2023	2,000,000	1,881,382
Occidental Petroleum Corp., 8.45%, 02/15/2029	2,150,000	2,681,919
Pennzoil Co., 10.125%, 11/15/2009	1,500,000	1,840,774
Pioneer Natural Resources Co., 9.625%, 04/01/2010	250,000	293,391
Plains Exploration & Production Co. LP, 8.75%, 07/01/2012 144A	250,000	262,500
Sunoco, Inc., 9.00%, 11/01/2024	500,000	549,845
Tennessee Gas Pipeline Co., 7.50%, 04/01/2017	500,000	441,094
Vintage Petroleum, Inc., 9.75%, 06/30/2009	150,000	157,500
Westport Resources Corp., 8.25%, 11/01/2011	250,000	261,250
9,534,555
FINANCIALS 20.3%
Banks 1.8%
FBOP Corp., 10.00%, 01/15/2009 144A	500,000	530,000
First Massachusetts Bank NA, 7.625%, 06/15/2011	1,000,000	1,135,888
1,665,888

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)     November 30, 2002

	Principal Amount	Value

Diversified Financials 3.8%
Citicorp Lease, Ser. 1999, 8.04%, 12/15/2019 144A	$ 500,000	$ 542,628
ERAC USA Finance Co., 8.00%, 01/15/2011 144A	165,000	182,140
Ford Motor Credit Co., 7.25%, 10/25/2011	500,000	472,158
GMAC, 6.875%, 09/15/2011	500,000	485,059
Household Finance Corp., 7.875%, 03/01/2007	500,000	529,887
Lehman Brothers, Inc., 11.625%, 05/15/2005	583,000	692,162
National Rural Utilities Cooperative, 7.25%, 03/01/2012	500,000	560,940
3,464,974
Insurance 0.9%
CIGNA Corp., 8.30%, 01/15/2033	500,000	463,763
Royal & Sun Alliance Insurance Co., 8.95%, 10/15/2029	500,000	298,764
762,527
Real Estate 1.6%
Carramerica Realty Corp., 7.125%, 01/15/2012 REIT	500,000	523,022
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009	400,000	426,000
Pulte Homes, Inc., 7.875%, 08/01/2011	500,000	536,642
1,485,664
Trust Preferred 12.2%
BankAmerica Capital II, 8.00%, 12/15/2026	1,000,000	1,107,351
BankBoston Capital Trust I, Ser. B, 8.25%, 12/15/2026	1,000,000	1,030,258
BT Institutional Capital Trust, Ser. A, 8.09%, 12/01/2026 144A	1,000,000	1,051,982
Dime Capital Trust I, Ser. A, 9.33%, 05/06/2027	500,000	555,452
Firstar Capital Trust I, Ser. B, 8.32%, 12/15/2026	500,000	550,395
HSBC American Capital Trust 1, 7.808%, 12/15/2026 144A	1,000,000	1,049,530
Investors Capital Trust I, Ser. B, 9.77%, 02/01/2027	385,000	392,700
Keycorp Capital III, 7.75%, 07/15/2029	1,240,000	1,317,856
MBNA Capital, Ser. A, 8.278%, 12/01/2026	3,500,000	3,216,426
Washington Mutual Capital I, 8.375%, 06/01/2027	850,000	916,247
11,188,197
Other 0.0%
Residential Mortgages (first and second), Participation, 8.375% Average Yield, 2 Year Average Maturity, Acquired 12/29/1977 (h)	5,527	5,605
HEALTH CARE 2.4%
Health Care Equipment & Supplies 0.3%
Alaris Medical Systems, Inc., Ser. B, 11.625%, 12/01/2006	250,000	282,500
Health Care Providers & Services 2.1%
Express Scripts, Inc., 9.625%, 06/15/2009	250,000	271,875
Extendicare Health Services, Inc., 9.50%, 07/01/2010 144A	250,000	246,250
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	175,000	188,125
Rotech Healthcare, Inc., 9.50%, 04/01/2012 144A	$ 250,000	$ 252,500
Stewart Enterprises, Inc., 10.75%, 07/01/2008	250,000	275,625
Tenet Healthcare Corp., 6.50%, 06/01/2012	500,000	450,921
Triad Hospitals, Inc, Ser. B, 8.75%, 05/01/2009	250,000	270,000
1,955,296
INDUSTRIALS 14.0%
Aerospace & Defense 3.1%
BE Aerospace, Inc., 9.50%, 11/01/2008	250,000	201,250
Bombardier, Inc., 6.75%, 05/01/2012 144A	500,000	438,373
Lockheed Martin Corp., 8.20%, 12/01/2009	500,000	598,069
Northrop Grumman Corp., 9.375%, 10/15/2024	1,500,000	1,647,789
2,885,481
Air Freight & Couriers 2.5%
Federal Express Corp., 9.65%, 06/15/2012	1,800,000	2,287,429
Airlines 2.3%
Continental Airlines, Ser. 2000-2, Class A-1, 7.707%, 10/02/2022	1,289,354	1,125,088
Northwest Airlines, Inc.:
Ser. 2001-1, Class 1C, 7.626%, 04/01/2010	499,637	326,872
Ser. 992-C, Class C, 8.304%, 09/01/2010	918,556	640,362
2,092,322
Commercial Services & Supplies 1.3%
Allied Waste, Inc., Ser. B, 10.00%, 08/01/2009	400,000	406,000
Centex Corp., 7.875%, 02/01/2011	500,000	549,742
Iron Mountain, Inc., 8.625%, 04/01/2013	250,000	265,000
1,220,742
Construction & Engineering 0.9%
KB Home, 8.625%, 12/15/2008	250,000	261,563
Schuler Homes, Inc., 10.50%, 07/15/2011	250,000	261,250
Toll Brothers, Inc., 8.25%, 12/01/2011	250,000	256,875
779,688
Industrial Conglomerates 1.0%
Trimas Corp., 9.875%, 06/15/2012 144A	250,000	255,000
Tyco International Group SA, 6.375%, 10/15/2011	500,000	448,376
United States Steel LLC, 10.75%, 08/01/2008	250,000	253,750
957,126
Machinery 0.6%
AGCO Corp., 8.50%, 03/15/2006	250,000	253,750
Cummins, Inc., 9.50%, 12/01/2010 144A	25,000	26,375
Terex Corp., 8.875%, 04/01/2008	250,000	237,500
517,625
Road & Rail 2.3%
Burlington Northern, Inc., 7.50%, 07/15/2023	1,500,000	1,541,908
Union Pacific Corp., 6.625%, 02/01/2029	500,000	532,340
2,074,248

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)     November 30, 2002

	Principal Amount	Value

MATERIALS 6.5%
Chemicals 1.7%
Airgas, Inc., 9.125%, 10/01/2011	$ 250,000	$ 272,500
FMC Corp., 10.25%, 11/01/2009 144A	205,000	219,350
Lyondell Chemical Co.:
9.50%, 12/15/2008	250,000	247,500
Ser. A, 9.625%, 05/01/2007	250,000	253,125
Millennium America, Inc., 9.25%, 06/15/2008	250,000	262,500
Scotts Co., 8.625%, 01/15/2009	250,000	263,750
1,518,725
Containers & Packaging 1.6%
Four M Corp., Ser. B, 12.00%, 06/01/2006	300,000	311,250
Owens-Illinois, Inc., 7.15%, 05/15/2005	350,000	341,250
Rock Tenn Co., 8.20%, 08/15/2011	500,000	550,659
Stone Container Corp., 9.75%, 02/01/2011	250,000	273,750
1,476,909
Metals & Mining 0.6%
Alaska Steel Corp., 7.875%, 02/15/2009	250,000	256,875
Peabody Energy Corp., Ser. B, 9.625%, 05/15/2008	250,000	265,000
521,875
Paper & Forest Products 2.6%
Boise Cascade Corp., 9.45%, 11/01/2009	1,000,000	1,070,239
Georgia Pacific Corp., 8.125%, 06/15/2023	1,400,000	1,038,590
Westvaco Corp., 7.00%, 08/15/2023	300,000	312,814
2,421,643
TELECOMMUNICATION SERVICES 3.5%
Diversified Telecommunication Services 2.6%
Citizens Communications Co., 9.25%, 05/15/2011	1,000,000	1,125,570
GTE Corp., 7.90%, 02/01/2027	1,000,000	1,043,597
Panamsat Corp., 8.50%, 02/01/2012 144A	250,000	245,625
2,414,792
Wireless Telecommunications Services 0.9%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012	800,000	769,480
UTILITIES 5.9%
Electric Utilities 5.4%
Dominion Resources Capital Trust, 7.83%, 12/01/2027	500,000	450,593
Niagara Mohawk Power Corp., 9.75%, 11/01/2005	2,494,000	2,887,753
Progress Energy, Inc., 6.85%, 04/15/2012	500,000	536,131
Texas Utilities Electric Co., 8.75%, 11/01/2023	1,000,000	1,044,884
4,919,361
Gas Utilities 0.5%
El Paso Energy Partners LP, 8.50%, 06/01/2011	250,000	229,375
Western Gas Resources, Inc., 10.00%, 06/15/2009	250,000	268,750
498,125
Total Corporate Bonds		74,483,954

MORTGAGE-BACKED SECURITIES 5.3%
FHLMC:
9.00%, 12/01/2016	$ 748,730	$ 827,609
9.50%, 12/01/2022	114,511	127,844
FNMA:
9.00%, 02/01/2025-09/01/2030	1,135,140	1,260,734
10.00%, 09/01/2010-04/01/2021	616,298	695,354
GNMA:
8.00%, 03/15/2022-08/15/2024	449,430	487,190
8.25%, 05/15/2020	369,543	405,489
8.50%, 09/15/2024-01/15/2027	306,682	335,300
9.00%, 12/15/2019-03/15/2021	313,955	348,677
9.50%, 09/15/2019	116,255	130,673
10.00%, 01/15/2019-03/15/2020	159,487	181,818
10.50%, 04/15/2019	39,360	45,463
Total Mortgage-Backed Securities		4,846,151
YANKEE OBLIGATIONS-CORPORATE 7.1%
CONSUMER DISCRETIONARY 0.3%
Hotels, Restaurants & Leisure 0.3%
Royal Caribbean Cruises, Ltd., 8.75%, 02/02/2011	250,000	239,375
CONSUMER STAPLES 0.7%
Beverages 0.7%
Companhia Brasileira de Bebida 10.50%, 12/15/2011 144A	750,000	630,000
ENERGY 0.7%
Oil & Gas 0.7%
Petroleos Mexicanos, 9.25%, 03/30/2018	600,000	639,000
MATERIALS 1.4%
Paper & Forest Products 1.4%
Abitibi-Consolidated, Inc., 8.55%, 08/01/2010	1,000,000	1,058,024
Tembec Industries, Inc., 7.75%, 03/15/2012	250,000	250,625
1,308,649
TELECOMMUNICATION SERVICES 4.0%
Diversified Telecommunication Services 2.4%
British Telecommunications Plc, 8.125%, 12/15/2010	750,000	878,559
France Telecom SA, 9.00%, 03/02/2003	500,000	591,046
Star Choice Communications, 13.00%, 12/15/2005	250,000	236,250
TELUS Corp., 8.00%, 06/01/2011	500,000	470,000
2,175,855
Wireless Telecommunications Services 1.6%
Rogers Cantel, Inc., 9.75%, 06/01/2016	250,000	227,500
Rogers Wireless Inc, 9.625%, 05/01/2011	500,000	472,500
Vodafone Group Plc, 7.75%, 02/15/2010	700,000	799,814
1,499,814
Total Yankee Obligations-Corporate		6,492,693
SHORT-TERM INVESTMENTS 2.3%
REPURCHASE AGREEMENTS 2.3%
State Street Bank & Trust Co., 1.30% dated 11/29/2002, due 12/02/2002, maturity value $2,123,397 #	2,123,167	2,123,167
Total Investments (cost $87,941,879) 97.8%		89,637,805
Other Assets and Liabilities 2.2%		2,028,198
Net Assets 100.0%		$ 91,666,003

(h)	Valued at fair value as determined in good faith under procedures established by the Board of Directors.
#	The repurchase agreement is fully collateralized by $2,155,000 FNMA, 2.20% 08/06/2003; value including accrued interest is $2,169,880.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors.
SUMMARY OF ABBREVIATIONS
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002
ASSETS
Identified cost of investments	$ 87,941,879
Net unrealized gain on investments	1,695,926
Market value of investments	89,637,805
Receivable for securities sold	107,530
Principal paydown receivable	25,071
Interest receivable	2,042,929
Prepaid expenses and other assets	14,693
Total assets	91,828,028
LIABILITIES
Payable for securities purchased	25,000
Advisory fee payable	54,055
Accrued expenses and other liabilities	82,970
Total liabilities	162,025
NET ASSETS	$ 91,666,003
NET ASSETS REPRESENTED BY
Common stock, par value $0.01 per share, 10,000,000 shares authorized, 6,932,054 shares issued and outstanding	$ 69,321
Capital in excess of par value	99,304,343
Undistributed net investment income	141,006
Accumulated net realized losses on investments	(9,544,593)
Net unrealized gain on investments	1,695,926
Total net assets	$ 91,666,003
SHARES OUTSTANDING	6,932,054
NET ASSET VALUE PER SHARE	$ 13.22

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2002
INVESTMENT INCOME
Interest	$ 7,317,832
EXPENSES
Advisory fee	649,470
Directors’ fees and expenses	82,087
Professional fees	50,875
Printing expenses	42,552
Custodian fee	21,145
Transfer agent fee	2,197
Other	75,388
Total expenses	923,714
Less: Expense reductions	(359)
Net expenses	923,355
NET INVESTMENT INCOME	6,394,477
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses on investments	(3,022,499)
Net change in unrealized gains or losses on investments	(613,046)
Net realized and unrealized losses on investments	(3,635,545)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,758,932

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2002	2001
OPERATIONS
Net investment income	$ 6,394,477	$ 6,968,372
Net realized losses on investments	(3,022,499)	(3,166,159)
Net change in unrealized gains or losses on investments	(613,046)	5,623,543
Net increase in net assets resulting from operations	2,758,932	9,425,756
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(6,683,729)	(7,013,600)
CAPITAL SHARE TRANSACTIONS
Net asset value of common shares issued under the Automatic Dividend Investment Plan	1,014,061	830,663
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,910,736)	3,242,819
NET ASSETS
Beginning of period	94,576,739	91,333,920
End of period	$ 91,666,003	$ 94,576,739
Undistributed net investment income	$ 141,006	$ 223,018

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for each share of common stock outstanding throughout each period and other performance information derived from the financial statements and market price data.

	Year Ended November 30,
	2002(k)	2001	2000	1999	1998 (a)
Net asset value beginning of period	$13.79	$13.44	$13.88	$14.74	$14.82
Income from investment operations
Net investment income	0.93	1.02	1.07	1.03	1.05
Net realized and unrealized gains or losses on investments	(0.53)	0.36	(0.47)	(0.85)	(0.06)
Total from investment operations	0.40	1.38	0.60	0.18	0.99
Less distributions from:
Net investment income	(0.97)	(1.03)	(1.04)	(1.04)	(1.04)
Net realized gains	0	0	0	0	(0.03)
Total distributions	(0.97)	(1.03)	(1.04)	(1.04)	(1.07)
Net asset value, end of period	$13.22	$13.79	$13.44	$13.88	$14.74
Market value, end of period	$12.56	$14.39	$12.63	$12.75	$14.94
Total return
Based on net asset value (b)	3.06%	10.67%	4.54%	1.29%	6.90%
Based on market value (c)	(6.17%)	22.89%	7.39%	(8.12%)	14.19%
Ratios/supplemental data
Net assets, end of period (in thousands)	$91,666	$94,577	$91,334	$94,269	$99,115
Ratios to average net assets
Expenses (d)	1.01%	0.98%	0.99%	1.00%	0.97%
Net investment income	6.96%	7.43%	7.89%	7.25%	7.13%
Portfolio turnover rate	40%	63%	21%	44%	43%

(a)	Effective April 28, 1998, First Union National Bank became the investment advisor. Prior to that date, CoreStates Investment Advisors was the investment advisor.
(b)	The net asset value total return is based on the net asset value on the first and last day of each period. Dividends and other distributions are reinvested at the ex-date net asset value.
(c)	The market value total return is based on the market value on the first and last day of each period and computed on a similar basis as above, except the dividends and other distributions are reinvested at prices obtained by the Company’s Automatic Dividend Investment Plan.
(d)	The ratio of expenses to average net assets excludes expense reductions.
(k)	Effective December 1, 2001, the Company has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investments Companies, and began amortizing premium and accreting discounts on its fixed-income securities. The effects of this change for the year ended November 30, 2002 was a decrease to net investment income per share and an increase to net realized gains or losses per share by $0.03 and $0.03 respectively, and a decrease to the ratio of net investment income to average net assets of 0.25%. The above share information, ratios and supplemental data for the period prior to December 1, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Vestaur Securities, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The primary investment objective of the Company is to seek a high level of current income for its shareholders through investment in a diversified portfolio of fixed income securities which management considers to be of high quality.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Directors.

B. Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Company’s name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Company will only enter into repurchase agreements with its custodian bank, State Street Bank and Trust Company.

C. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. Federal Taxes

The Company intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

E. Distributions

Distributions from net investment income are declared and paid on a quarterly basis. These dividends are recorded on the ex-dividend date. Shareholders have the option of receiving their dividends in cash or in the Company’s common stock in accordance with the Company’s Automatic Dividend Investment Plan. For those dividends paid in common stock, the Company attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Company will issue new shares and record the common stock at the greater of (i) the per share net asset value, or (ii) 95% of the market price per share as of the close of business on the last trading day of the month in which the dividend or other distribution is paid. Distributions from net realized capital gains, if any, are paid at least annually.

Reclassifications have been made to the Company’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to premium amortization and discount accretion.

2. INVESTMENT ADVISORY AGREEMENT AND AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC (“EIMC”), an indirect wholly-owned subsidiary of Wachovia Corporation, is the investment advisor for the Company and is paid a management fee that is computed weekly and paid monthly. The advisory fee is computed at an annual rate of 0.50% of the Company’s average monthly net assets plus 2.50% of the Company’s investment income.

Officers of the Company and affiliated Directors receive no compensation directly from the Company.

NOTES TO FINANCIAL STATEMENTS (continued)

3. CAPITAL SHARE TRANSACTIONS

The Company has authorized capital of 10,000,000 shares of common stock with a par value of $0.01 per share. For the years ended November 30, 2002 and year ended November 30, 2001, the Company issued 76,123 and 61,826 shares of common stock, respectively.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of non-U.S. Government securities (excluding short-term securities) for the year ended November 30, 2002 were $36,391,385 and $34,710,687, respectively, and cost of purchases and proceeds from sales of U.S. Government securities (excluding short-term securities) were $1,966,999 and $1,056,655, respectively.

As of November 30, 2002 the tax cost of securities was $88,612,363. Net unrealized gains on investments aggregated $1,025,442, of which $3,513,048 related to appreciated securities and $2,487,606 related to depreciated securities.

As of November 30, 2002, the Company had a $8,874,109 capital loss carryforward for federal income tax purposes of which $46,223 expires in 2006, $895,845 expires in 2007, $1,451,536 expires in 2008, $3,049,670 expires in 2009 and $3,430,835 expires in 2010.

5. EXPENSE REDUCTIONS

The Company has entered into an expense offset arrangement with its custodian where by credits realized as a result of uninvested cash balances were used to reduce a portion of the Company’s related expenses. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

6. DISTRIBUTIONS TO SHAREHOLDERS

The components of distributable earnings on a tax basis consisted of unrealized appreciation of $1,025,442, undistributed ordinary income of $141,006 and capital loss carryover of $8,874,109. The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and discount accretion.

The tax character of distributions paid for the year ended November 30, 2002 was $6,683,729 of ordinary income.

On December 11, 2002 the Company declared a dividend of $0.23 per share which will be payable on January 15, 2003 to shareholders of record as of December 31, 2002.

7. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective December 1, 2001, the Company has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Company began amortizing premium and accreting discount on all fixed-income securities in the current fiscal year.

Prior to December 1, 2001, the Company did not amortize premiums or accrete discounts on its fixed-income securities. As a result of the Company’s adoption of this accounting principle, certain reclassifications have been made to the components of capital on the Statement of Assets and Liabilities at December 1, 2001 to adjust for the cumulative effect of the change. The cumulative effect had no impact on the total net assets of the Company but resulted in a $830,779 reduction in cost of securities and a corresponding $830,779 increase in net unrealized gains or losses.

The effect of this change to the Statement of Operations for the year ended November 30, 2002 was to decrease net investment income by $228,248, decrease net unrealized gains or losses by $204,003 and increase net realized gains by $432,251. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Shareholders
Vestaur Securities, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vestaur Securities, Inc., as of November 30, 2002, and the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 2000 were audited by other auditors whose report dated December 29, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vestaur Securities, Inc. as of November 30, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
January 10, 2003

AUTOMATIC DIVIDEND INVESTMENT PLAN

Any registered Shareholder of Vestaur Securities, Inc. may participate in the Automatic Dividend Investment Plan (the “Plan”), with the exception of brokers and nominees of banks and other financial institutions. If you are a beneficial owner, whose shares are registered in the name of another (e.g., in a broker’s “street name”) and desire to participate in the Plan, you must become a registered holder by having the shares transferred to your name.

To participate in the Plan, you must complete and forward an enrollment form to the Plan agent. This form authorizes the Plan agent to receive your dividends and other distributions from the Company in additional shares of common stock. The additional shares will be issued by the Company, if the net asset value per share is equal to or lower than the market price of the Company’s common stock plus brokerage commissions or sufficient common stock cannot be purchased in the market. The newly issued shares will be valued in accordance with the Plan. If the net asset value per share is higher than the market price of the Company’s common stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged against the amounts invested.

Shares will be held by EquiServe, the Plan agent. You will receive a statement each time shares are distributed by the Company or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are paid out of the investment advisory fees received from the Company by its investment advisor, Evergreen Investment Management Company, LLC.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write EquiServe, P.O. Box 43069, Providence, RI 02940-3069 or call 1-781-575-2724.

BOARD OF DIRECTORS AND OFFICERS

Name and Address	Position with the Company(1)	Director Since(2)	Age, Principal Occupation and Other Affiliations for the Last Five Years	Other Directorships Held Outside of the Fund

Steven S. Elbaum One Meadowlands Plaza Suite 200 East Rutherford, NJ 07073	Director	1999	(53) Chairman and Chief Executive Officer of The Alpine Group, Inc. (Holding Company); Director, Superior Telecom, Inc. (wire and cable producer); Chairman of the Board; Spherion Corporation (staffing, technology consulting and outsourcing).	None
Paul B. Fay, Jr. 3766 Clay Street San Francisco, CA 94118	Director	1972	(83) President, The Fay Improvement Company (Service Provider to Money Managers); Trustee of Odell Charitable Foundation and Naval War College Foundation (Emeritus); Director of First American Corporation (Financial Holding Company); Director, OptimumBank.com; Former Director, Compensation Resource Group Incorporated (National Executive Compensation Consulting firm).	None
John C. Jansing, Sr. 162 S. Beach Road Hobe Sound, FL 33455	Director/ Chairman of Audit Committee	1972	(76) Director, The Alpine Group, Inc. (Holding Company); Director, Superior Telecom, Inc. (wire and cable producer); Director Emeritus, Lord Abbett & Co. (managed group of mutual funds).	Director Emeritus, Lord Abbett & Co.
Charles P. Pizzi 2801 Hunting Avenue Philadelphia, PA 19129	Director	1997	(51) President and Chief Executive Officer of Tasty Baking Company; Formerly, President, Greater Philadelphia Chamber of Commerce.	None
Philip R. Reynolds 43 Montclair Drive West Hartford, CT 06107	Director	1972	(74) Treasurer and Trustee of J. Walton Bissell Foundation.	None
Marciarose Shestack Parkway House 2201 Pennsylvania Ave. Philadelphia, PA 19130	Director	1972	(67) Freelance broadcast journalist and public relations consultant; Formerly, Consultant of Philadelphia Developers Alliance, and President, Philadelphia Developers Alliance.	None
Robert E. Shultz 120 Scarlet Oak Dr. Wilton, CT 06897	Director	1999	(62) Partner, TSW Associates; Senior Vice President, Pine Grove Associates; Chairman, Membership Committee, Institute for Quantitative Research in Finance; Director, LIM Asia Arbitrage Fund; Partner, Special Adviser, International Pension and Economic Research Institute, Tokyo, Japan; Advisory Board, The Market Channel; Member, Investment Advisory Committee, Christian Brothers Investment Services; Formerly, Managing Director of Client Relations, Trust Company of the West; Formerly, Senior Vice President, The Common Fund.	Director, LIM Asia Arbitrage Fund
Glen T. Insley(3) Two Wachovia Center NC-1157 301 South Tryon Street Charlotte, NC 28288	Director/ Chairman of the Board	1998	(55) Managing Director of Risk Management, EIMC; Senior Vice President, Wachovia.	None
Dung Vukhac(3) 55 Valley Stream Parkway Malvern, PA 19355	Director/ President	2001	(58) Managing Director of Client Management, EIMC: Senior Vice President, Wachovia; Formerly, Managing Director, Senior Vice President, Fixed Income Services, CoreStates Investment Advisers, Inc.; Formerly, Securities Analyst, Economist, Vice President and Fixed Income Manager, Trust Department, Philadelphia National Bank.	None
Carol Kosel 200 Berkeley St. Boston, MA 02116	Treasurer	1999	(38) Senior Vice President, Evergreen Investment Services, Inc.; Treasurer, the Evergreen Funds (managed group of mutual funds).	None

(1) The Board of Directors oversees one mutual fund.
(2) All Directors are elected to serve a one-year term.
(3) As an officer of EIMC, the Company’s investment advisor, the Director is considered an “interested person” of the company.

Custodian State Street Bank and Trust Company Box 9021 Boston, MA 02205-9827	Transfer Agent, Dividend Disbursing Agent, Registrar & Shareholders Relations EquiServe, P.O. Box 2500 Providence, RI 02940-3069 (781) 575-2724
Common Stock listed on New York Stock Exchange, Symbol VES.